Exhibit 99.3

FORM 8 (DD)

PUBLIC DEALING DISCLOSURE BY A PARTY TO AN OFFER OR PERSON ACTING IN CONCERT (INCLUDING DEALINGS FOR THE ACCOUNT OF DISCRETIONARY INVESTMENT CLIENTS)
Rules 8.1, 8.2 and 8.4 of the Takeover Code (the “Code”)

1.	KEY INFORMATION

(a) Identity of the party to the offer or person acting in concert making the disclosure:	David Stout
(b) Owner or controller of interests and short positions disclosed, if different from 1(a): The naming of nominee or vehicle companies is insufficient
(c) Name of offeror/offeree in relation to whose relevant securities this form relates: Use a separate form for each offeror/offeree	Shire plc
(d) Status of person making the disclosure: e.g. offeror, offeree, person acting in concert with the offeror/offeree (specify name of offeror/offeree)	Director of Offeree
(e) Date dealing undertaken:	30 September 2014
(f) Has the party previously disclosed, or is it today disclosing, under the Code in respect of any other party to this offer?	NO

2.	POSITIONS OF THE PERSON MAKING THE DISCLOSURE

(a)	Interests and short positions in the relevant securities of the offeror or offeree to which the disclosure relates following the dealing

Class of relevant security:	1 ADS = 3 x 5p ordinary shares
	Interests		Short positions
	Number	%	Number	%
(1) Relevant securities owned and/or controlled:	435 ADS = 1,305 ordinary shares	<0.01%	Nil	0
(2) Derivatives (other than options):	Nil	0	Nil	0
(3) Options and agreements to purchase/sell:	Nil	0	Nil	0
TOTAL:	435 ADS = 1,305 ordinary shares	<0.01%	Nil	0

All interests and all short positions should be disclosed.

Details of any open derivative or option positions, or agreements to purchase or sell relevant securities, should be given on a Supplemental Form 8 (Open Positions).

Details of any securities borrowing and lending positions or financial collateral arrangements should be disclosed on a Supplemental Form 8 (SBL).

(b)	Rights to subscribe for new securities (including directors’ and other executive options)

Class of relevant security in relation to which subscription right exists:	None
Details, including nature of the rights concerned and relevant percentages:	None

If there are positions or rights to subscribe to disclose in more than one class of relevant securities of the offeror or offeree named in 1(c), copy table 2(a) or (b) (as appropriate) for each additional class of relevant security.

3.	DEALINGS BY THE PERSON MAKING THE DISCLOSURE

(a)	Purchases and sales

Class of relevant security	Purchase/sale	Number of securities	Price per unit
1 ADS = 3 x 5p ordinary shares	Purchase	32 ADS = 96 ordinary shares	USD 259.9747

(b)	Derivatives transactions (other than options)

Class of relevant security	Product description e.g. CFD	Nature of dealing e.g. opening/closing a long/short position, increasing/reducing a long/short position	Number of reference securities	Price per unit
n/a	n/a	n/a	n/a	n/a

(c)	Options transactions in respect of existing securities

(i)	Writing, selling, purchasing or varying

Class of relevant security	Product description e.g. call option	Writing, purchasing, selling, varying etc.	Number of securities to which option relates	Exercise price per unit	Type e.g. American, European etc.	Expiry date	Option money paid/ received per unit
n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(ii)	Exercising

Class of relevant security	Product description e.g. call option	Number of securities	Exercise price per unit
n/a	n/a	n/a	n/a

(d)	Other dealings (including subscribing for new securities)

Class of relevant security	Nature of dealing e.g. subscription, conversion	Details	Price per unit (if applicable)
n/a	n/a	n/a	n/a

The currency of all prices and other monetary amounts should be stated.

Where there have been dealings in more than one class of relevant securities of the offeror or offeree named in 1(c), copy table 3(a), (b), (c) or (d) (as appropriate) for each additional class of relevant security dealt in.

4.	OTHER INFORMATION

(a)	Indemnity and other dealing arrangements

Details of any indemnity or option arrangement, or any agreement or understanding, formal or informal, relating to relevant securities which may be an inducement to deal or refrain from dealing entered into by the party to the offer or person acting in concert making the disclosure and any other person:
If there are no such agreements, arrangements or understandings, state “none”

None

(b)	Agreements, arrangements or understandings relating to options or derivatives

Details of any agreement, arrangement or understanding, formal or informal, between the party to the offer or person acting in concert making the disclosure and any other person relating to:
(i) the voting rights of any relevant securities under any option; or
(ii) the voting rights or future acquisition or disposal of any relevant securities to which any derivative is referenced:
If there are no such agreements, arrangements or understandings, state “none”

None

(c)	Attachments

Are any Supplemental Forms attached?

Supplemental Form 8 (Open Positions)	NO
Supplemental Form 8 (SBL)	NO

Date of disclosure:	1 October 2014
Contact name:	Tatjana May (General Counsel and Company Secretary) Tony Guthrie (Deputy Company Secretary)
Telephone number:	+44 1256 894 000

Public disclosures under Rule 8 of the Code must be made to a Regulatory Information Service and must also be emailed to the Takeover Panel at monitoring@disclosure.org.uk.  The Panel’s Market Surveillance Unit is available for consultation in relation to the Code’s dealing disclosure requirements on +44 (0)20 7638 0129.

The Code can be viewed on the Panel’s website at www.thetakeoverpanel.org.uk.